Earnings Per Common Share (EPS) (Tables)	12 Months Ended
Dec. 31, 2013
Earnings Per Share Reconciliation [Abstract]
Computation of basic and diluted EPS

The computations of basic and diluted EPS for the years ended December 31 were as follows:

(Millions, except per share amounts)	2013	2012	2011
Numerator:
Basic and diluted:
Income from continuing operations	$5,359	$4,482	$4,899
Earnings allocated to participating
share awards(a)	(47)	(49)	(58)
Income from discontinued
operations, net of tax	―	―	36
Net income attributable to common
shareholders	$5,312	$4,433	$4,877
Denominator:(a)
Basic: Weighted-average common stock	1,082	1,135	1,178
Add: Weighted-average stock options(b)	7	6	6
Diluted	1,089	1,141	1,184

Basic EPS:
Income from continuing operations
attributable to common shareholders	$4.91	$3.91	$4.11
Income from discontinued operations	―	―	0.03
Net income attributable to common
shareholders	$4.91	$3.91	$4.14

Diluted EPS:
Income from continuing operations
attributable to common shareholders	$4.88	$3.89	$4.09
Income from discontinued operations	―	―	0.03
Net income attributable to common
shareholders	$4.88	$3.89	$4.12

  The Company's unvested restricted stock awards, which include the right to receive non-forfeitable dividends or dividend equivalents, are considered participating securities. Calculations of EPS under the two-class method exclude from the numerator any dividends paid or owed on participating securities and any undistributed earnings considered to be attributable to participating securities. The related participating securities are similarly excluded from the denominator.
  For the years ended December 31, 2013, 2012 and 2011, the dilutive effect of unexercised stock options excludes 0.1 million, 7.6 million and 19.2 million options, respectively, from the computation of EPS because inclusion of the options would have been anti-dilutive.